Exhibit 99(a)

CERTIFICATION PURSUANT TO U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Quarterly Report of InterTAN, Inc. (the “Company”) on Form 10QA for the three-month period ended September 30, 2001as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Brian E. Levy, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. ss. 1350 , as adopted pursuant to ss. 906 of the Sarbanes-Oxley act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

/S/ BRIAN E. LEVY
Brian E. Levy
President and Chief Executive Officer
September 18, 2002